     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 23, 2001.

                                                      REGISTRATION NO. 333-33082
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                 AMENDMENT NO. 2
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                          82 RUNNING HILL ROAD                         04-3363001
(State of Incorporation)               SOUTH PORTLAND, MAINE 04106                  (I.R.S. Employer
                          (Address of principal executive offices)(Zip Code)      Identification Number)



                              DANIEL E. BOXER, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
                     (Name and address of agent for service)


                                 (207) 775-8100
          (Telephone number, including area code, of agent for service)



================================================================================

DEREGISTRATION OF SHARES OF CLASS A COMMON STOCK



     The registrant is filing this amendment to this registration statement on Form S-4 solely for the purpose of deregistering 1,775,762 shares of the registrant's Class A Common Stock that were previously registered upon the effectiveness of this registration statement and that have not been sold under this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Portland, State of Maine, on March 23, 2001.

                                    FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

                                    By: /s/ Daniel E. Boxer
                                        ---------------------------------------
                                        Daniel E. Boxer
                                        Executive Vice President and
                                        General Counsel


         Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed by the following persons in the capacities and on the dates indicated.

         Signature                                Title                                  Date
         ---------                                -----                                  ----
                                      Chairman, President and
      *                               Chief Executive Officer, and Director
---------------------------           (principal executive officer)
Kirk P. Pond

                                      Executive Vice President and Chief
      *                               Financial Officer, and Director
---------------------------           (principal financial officer)
Joseph R. Martin

                                                                                    March 23, 2001
/s/ David A. Henry                    Vice President, Controller
---------------------------           (principal accounting officer)
David A. Henry


      *                               Director
---------------------------
William N. Stout


      *                               Director
---------------------------
Richard M. Cashin, Jr.


      *                               Director
---------------------------
Paul C. Schorr IV


      *                               Director
---------------------------
Ronald W. Shelly

                                                                                    March 23, 2001
*: By: /s/ Daniel E. Boxer
       -----------------------------
       Daniel E. Boxer
       Attorney-in-fact